                                                                     Exhibit 1B


                            Articles Supplementary

                                UAM FUNDS, INC.


                           ARTICLES SUPPLEMENTARY TO
                           ARTICLES OF INCORPORATION


     UAM FUNDS, INC., a Maryland corporation having its principal office in Boston, Massachusetts (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     WHEREAS, the Board of Directors of the Corporation has previously designated an Institutional Class of the shares of each series of Common Stock and an Institutional Service Class of the shares of each series of Common Stock of the Corporation in a filing on December 2, 1994 with the State Department of Assessments and Taxation of Maryland, par value $.001 per share, having such preferences, conversion or other voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption identical in all respects, except for the class designation, the allocation of certain expenses, voting rights and exchange privileges, as set forth in the aforementioned filing;

     NOW THEREFORE, in accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, at meetings called for such purposes, adopted Articles Supplementary classifying or reclassifying unissued shares of the Common Stock of the Corporation;

     FIRST: At a meeting duly called and held on March 28, 1996, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the C & B Equity Portfolio for Taxable Investors and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     SECOND: At a meeting duly called and held on March 28, 1996, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the C & B Mid Cap Equity Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     THIRD: At a meeting duly called and held on September 10, 1996, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the Sterling Partners' Small Cap Value Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     FOURTH: At a meeting duly called and held on December 12, 1996, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the McKee Small Cap Equity Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million

(10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     FIFTH: At a meeting duly called and held on December 12, 1996, the series of shares then designated as the Rice, Hall, James Mid Cap Portfolio was redesignated as the Rice, Hall, James Small/Mid Cap Portfolio with no changes as to rights, privileges or number of authorized shares.

     SIXTH: At a meeting duly called and held on March 27, 1997, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the NWQ Small Cap Value Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     SEVENTH At a meeting duly called and held on March 27, 1997, a new series of shares of the Corporation's Common Stock (par value $.001 per share) was designated as the NWQ Special Equity Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation were classified and allocated to such series' Institutional Service Class Shares.

     EIGHTH: The Institutional Class Shares and Institutional Service Class Shares of the C & B Equity Portfolio for Taxable Investors, C & B Mid Cap Equity Portfolio , Sterling Partners' Small Cap Value Portfolio, McKee Small Cap Equity Portfolio, NWQ Small Cap Value Portfolio and NWQ Special Equity Portfolio so classified and allocated shall have all the rights and privileges as set forth in the Articles of Incorporation of the Corporation, including such priority in the assets and liabilities of such series as may be provided in such Articles.

     NINTH: The Institutional Class Shares and Institutional Service Class Shares of the C & B Equity Portfolio for Taxable Investors, C & B Mid Cap
Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, McKee Small Cap Equity Portfolio, NWQ Small Cap Value Portfolio and NWQ Special Equity Portfolio have been classified and reclassified by the Board of Directors pursuant to the authority contained in the Articles of Incorporation of the Corporation.

     TENTH: After giving effect to the allocation, the total amount of stock allocated to each series is as follows:

                                                                 Total Number of
Name of Series                                                  Shares Allocated
--------------                                                  ----------------
Acadian Emerging Markets Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Acadian International Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Cambiar Anticipation Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000

                                                                Total Number of
Name of Series                                                  Shares Allocated
--------------                                                  ----------------
C & B Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
C & B Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
C & B Equity Portfolio for Taxable Investors
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
C & B Mid Cap Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
DSI Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
DSI Disciplined Value Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
DSI Limited Maturity Bond Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
DSI Money Market Portfolio
 . Institutional Class Shares.........................................400,000,000
 . Institutional Service Class Shares................................. 10,000,000
FMA Small Company Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
HJMC Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
ICM Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
ICM Fixed Income Portfolio
 . Institutional Class Shares......................................... 50,000,000
 . Institutional Service Class Shares................................. 10,000,000
ICM Small Company Portfolio
 . Institutional Class Shares......................................... 50,000,000
 . Institutional Service Class Shares................................. 10,000,000
McKee Domestic Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
McKee U.S. Government Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000

                                                                Total Number of
Name of Series                                                  Shares Allocated
--------------                                                  ----------------
McKee International Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
McKee Small Cap Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
NWQ Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
NWQ Value Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
NWQ Small Cap Value Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
NWQ Special Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Rice, Hall, James Small Cap Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Rice, Hall, James Small/Mid Cap Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
SAMI Preferred Stock Income Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Strategic Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Fixed Income Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Growth Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Short-Term Reserves Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sirach Special Equity Portfolio
 . Institutional Class Shares......................................... 50,000,000
 . Institutional Service Class Shares................................. 10,000,000

                                                                Total Number of
Name of Series                                                  Shares Allocated
--------------                                                  ----------------
Sterling Partners' Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sterling Partners' Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sterling Partners' Short-Term Fixed Income Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
Sterling Partners' Small Cap Value Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
TS&W International Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
TS&W Equity Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
TS&W Fixed Income Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000
TS&W Balanced Portfolio
 . Institutional Class Shares......................................... 25,000,000
 . Institutional Service Class Shares................................. 10,000,000

     IN WITNESS WHEREOF, UAM Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 27th day of March, 1997.

                                         UAM FUNDS, INC.


                                         by: /s/ Norton H. Reamer
                                            ---------------------------
                                             Norton H. Reamer
                                             President

Attest:


/s/ Karl O. Hartmann
----------------------------
Karl O. Hartmann
Assistant Secretary

          THE UNDERSIGNED, President of UAM Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Articles of Incorporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Articles of Incorporation to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters in fact set forth herein with respect to the approval thereof are true in all materials respects, under the penalties of perjury.


                                              by:    /s/ Norton H. Reamer
                                                 ------------------------
                                                   Norton H. Reamer
                                                   President